UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 23, 2009

MICREL, INCORPORATED
(Exact name of Registrant as Specified in its Charter)

California	001-34020	94-2526744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Fortune Drive, San Jose, California, 95131
(Address of Principal Executive Offices)

(408) 944-0800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On Monday, March 23, 2009, Scott Ward submitted his resignation effective April 3, 2009 as Vice President, Analog Business Unit. Mr. Ward has served in his present position since November 2007. Mr. Ward joined the Company in August 1999 as Vice President, Test Division, and served in that capacity until November 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 26, 2009                                                                                     MICREL, INCORPORATED

By:                            /s/ Clyde R. Wallin
Name:                      Clyde R. Wallin
Title:                        Vice President, Finance and Chief FinancialOfficer